                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 21, 1998
                                                 ------------------------------

First Chicago NBD Corporation
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(Exact name of registrant as specified in its charter)


 Delaware                               1-7127                  38-1984850
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 (Name or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


One First National Plaza, Chicago, IL                             60670
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(Address of principal executive offices)                        (ZIP Code)


Registrant's telephone number, including area code         312-732-4000
                                                   -----------------------------
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Item 7.  Financial Statements and Exhibits
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c)  Exhibits
    --------

Attached hereto or incorporated herein are the following Exhibits relating to the previously announced merger of First Chicago NBD Corporation, a Delaware corporation (the "Corporation"), and Banc One Corporation, an Ohio corporation ("ONE"):

Exhibit       Description of
Number           Exhibit
---------     --------------
  2           Agreement and Plan of Reorganization dated as of April 10, 1998, by and among the Corporation, ONE and Hornet Reorganization
              Corporation (incorporated by reference to Exhibit 2.1 to the
              Corporation's Current Report on Form 8-K dated April 10, 1998, as filed with the Securities and Exchange Commission on April 14,
              1998).

 23           Consent of Coopers & Lybrand LLP

 99(a)        Pro forma financial information.

 99(b) Certain ONE historical financial information for the three years ended December 31, 1997.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         First Chicago NBD Corporation
                                        ----------------------------------------
                                         (Registrant)





Date: April 21, 1998                By:    William J. Roberts
                                        ----------------------------------------
                                    Title: Senior Vice President and Comptroller